Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Lineage Cell Therapeutics, Inc. (the “Company”) for the quarter ended September 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Brian M. Culley, Chief Executive Officer of the Company, and Brandi Roberts, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2019

/s/ Brian M. Culley
Brian M. Culley
Chief Executive Officer

/s/ Brandi L. Roberts
Brandi L. Roberts
Chief Financial Officer